Ex. 99.1 Delek US Holdings, Inc. Wells Fargo West Coast Energy Conference June 2018

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: future crude slates; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; crude oil market trends, including production, quality, pricing, imports, exports and transportation costs; light production from shale plays and Permian growth; differentials including increases, trends and the impact of thereof on crack spreads and refineries; pipeline takeaway capacity and projects related thereto; refinery complexity, configurations, utilization, crude oil slate flexibility, capacities, equipment limits and margins; the ability to unlock value, and the estimated savings from the Alon USA Energy, Inc. (“ALJ”) and Alon USA Partners LP (“ALDW”) transactions; the ability to add flexibility and increase margin potential at the Krotz Springs refinery; improved product netbacks; our ability to complete the alkylation project at Krotz Springs successfully or at all and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; the ability to close the Green Plains joint venture, and the timing and benefits thereof; divestiture of non-core assets and matters pertaining thereto; increased capacity on the Paline Pipeline and the impacts and benefits therefrom; retail growth and the opportunities and value derived therefrom; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: risks and uncertainties related to the ability to successfully integrate the businesses of Delek US, ALJ and ALDW; the risks that the combined company may be unable to achieve cost-cutting synergies, or it may take longer than expected to achieve those synergies; uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of earnings before interest, taxes, depreciation and amortization ("EBITDA"), distributable cash flow and distribution coverage ratio provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because EBITDA, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Investment Highlights • Current Price: $56.80/share(1) Overview (NYSE: DK) • Market Capitalization: $4.8 billion(1) • NYSE: DKL: (Market cap $700 mm) Own 63.5%, including 2% GP(2) •Refining crude slate is approximately 70% Permian Basin crude Permian Focused •Big Spring, TX refinery located in Howard County •Logistics presence through DKL in West Texas Flexible Financial Position to Support •March 31, 2018 balance sheet: Growth •Delek US: $1.0 billion of cash; $1.96 billion of debt •Includes $4.8 million cash and $737.7 million debt of DKL • Repurchased $120 million of stock from Nov. 2017 to Mar. 31, 2018 Cash Returns to Shareholders • Total available authorization $180.0 million at March 31, 2018 • 2Q18 increased regular quarterly dividend by 25% to $0.25/share; follows a 33% increased to $0.20/share in 1Q18 • Closed Alon USA Energy transaction on July 1, 2017 to purchase remaining 53% • Closed purchase of remaining 18.4% Alon USA Energy Partners LP Alon Acquisition units on February 7, 2018 • Executing on strategic initiatives to unlock value and capture synergies • Simplified corporate structure 1) Based on price per common share as of close of trading on June 7, 2018. 2) As of March 31, 2018, 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general 3 partner). The remaining ownership interest is held by a subsidiary of Delek US.

Integrated Company with Asset Diversity and Scale Strategically Located Assets with Permian Basin Exposure Refining (1) Logistics (2) Asphalt Retail Renewables • 7th largest independent • 10 terminals 7 asphalt terminals located • Approximately 300 Approx. 23m gallons refiner • Approximately 1,290 in: stores Biodiesel: • 302,000 bpd in total miles of pipeline • El Dorado, AR • Southwest US locations • Crossett, AR •El Dorado, AR • 11.4 million bbls of • Long Beach, CA • Largest licensee of 7- • Cleburne, TX •Tyler, TX storage capacity • Muskogee, OK Eleven stores in the US •Big Spring, TX • West Texas wholesale • Memphis, TN • West Texas wholesale •Krotz Springs, LA • Joint venture crude oil • Big Spring & Henderson, marketing business • Crude oil supply: 262,000 pipelines: RIO / Caddo TX bpd WTI linked (207,000 • Own 63.5%, incl. 2% GP, • Richmond Beach, WA bpd of Permian access) of DKL 1) California refineries located in Long Beach and Bakersfield, which are not shown on the map, have not operated since 2012 2) Amounts include the Big Spring dropdown that closed in March 2018 with an effective date of March 1, 2018. 4

Delek US Permian Focused WTI-Linked Crude Oil Refining System Current Refining Market Environment

WTI-Linked Refining System with Permian Based Crude Oil Slate System with Over 300,000 bpd of Crude Oil Throughput Capacity (~70% Permian Basin Based) Tyler, Texas El Dorado, Arkansas Big Spring, Texas Krotz Springs, Louisiana • 75,000 bpd crude • 80,000 bpd crude • 73,000 bpd crude • 74,000 bpd crude throughput throughput throughput throughput • 8.7 complexity • 10.2 complexity • 10.5 complexity • 8.4 complexity • Light crude oil refinery • Flexibility to process • Process WTI and WTS • Permian Basin, local • Permian Basin and medium and light crude oil and Gulf Coast crude East Texas sourced crude oil • Located in the Permian oil sources crude • Permian Basin, local Basin Arkansas, East Texas and Gulf Coast crudes Crude Oil Supply is Primarily WTI Linked Barrels - • Approximately 262,000 bpd/95.6 million barrels per year; $1/bbl. change in WTI-Brent differential is approximately $96 million of annual EBITDA • Access to Permian crude oil accounts for 207,000 bpd/ 75 million barrels per year of this crude oil supply; $1/bbl. in WTI Midland-Brent differential is approximately $75.0 million of annual EBITDA • Krotz Springs – Midland vs LLS - Ability to increase Midland barrels when differential is supportive Tyler El Dorado Big Spring Krotz 75 kbpd 80 kbpd 73 kbpd 74 kbpd 27.4 m bbls 29.2 m bbls 26.6 m bbls 27.0 m bbls 100% WTI 100% WTI 100% WTI 60% WTI linked linked linked linked 6

Midland WTI-Brent Crude Oil Price Differential Trends Improving Differential is additive to crack spread trends in the current market environment WTI versus Brent has widened • WTI Midland vs Brent, $/bbl (1) Outlook Began in early 2017 • Cushing-Brent Differential Midland-Cushing Differential $5 Futures curve • Primary drivers of this change $0 include: -$5 • Global market improvement - OPEC cuts -$10 S per bbl. • Current WTI price supports -$15 production in U.S. -$20 • Increased light production from -$25 shale plays -$30 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 • Permian production has continued to grow • Transportation cost to clear light crude oil in the export market 1) Differential source: Argus – June 7, 2018; futures based on ICE/NYMEX curve. 7

Permian Basin Attractive Drilling Economics Support Growth Production continued to grow through crude oil price volatility Crude Oil Production Grew Despite Rig Decline (1) • Crude oil production benefited by low 3,500 600 breakeven costs and improved 3,000 500 efficiencies 2,500 400 2,000 300 • As crude oil prices have increased, rig 1,500 200 count has followed 1,000 Count Rig Active • Expected crude oil production 000 bpd Production, 500 100 Rig Count Oil Prod. (MBbl/d) growth to average approximately - 0 700,000 bpd in 2018 and 2019 Jul-07 Jul-08 Jul-09 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Permian Basin Crude Oil Production Growth (2) • Delek US has access to approximately 207,000 bpd of Permian crude oil Current production June 2018: 3.3 m bpd 3.9 3.3 2.5 1.9 2.0 1.4 1.6 0.9 0.9 1.0 1.2 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2019E 1) EIA production data through June 2018, May 14, 2018 Drilling Productivity Report; Baker Hughes rig count as of June 1, 2018. 2) Company estimates; current production based on EIA for May 2018. 8

Permian Basin Outlook - Production versus Pipeline Takeaway Capacity Current pipeline takeaway capacity adequate, but production growth may tighten balance 5,500 $2.50 5,000 $0.50 ($1.50) 4,500 ($3.50) 4,000 Capacity under construction barrels per day ($5.50) 3,500 ($7.50) 3,000 Capacity ramping up ($9.50) 2,500 ($11.50) 2,000 ($/bbl) DifferentialMidland WTI ($13.50) ProductionVolume 000 Existing capacity 1,500 ($15.50) 1,000 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 ($17.50) Existing Capacity Enterprise Permian - 575 MBD Sunoco PE III - 300 MBD Plains Sunrise - 220 MBD Plains Cactus II - 670 MBD EPIC - 440 MBD PSX/ANDV Gray Oak - 385 Prodcution - Actual Production - High Case Production - Low Case Midland-Cushing Diff Index Midland-Cushing Diff Forward Curve • Outlook assumes production growth to average approximately 700,000 bpd in 2018 and 2019 • Permian pipeline take-away utilization should remain >90% during 2018 • Plains Sunrise Expansion, Cactus II, EPIC and Gray Oak are 2019 projects currently under construction out of the announced pipelines • Midland-Cushing diff forward curve based on June 6, 2018 9 Source: Delek US and industry/company reports. Takes into consideration pipelines that are currently being constructed and does not take into account announced potential pipelines that may be constructed in the future.

Crack Spread Cycle Turning Up Crack spread expected to continue upward trend $50 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel 2010 2011 2012 2013 2014 2015 2016 2017 2018F $40 Avg: Avg: Avg: Avg: Avg: Avg: Avg: Avg: Avg: $9.08 $23.78 $26.91 $18.08 $12.60 $15.67 $10.36 $13.51 $17.86 $30 $20 $10 $0 -$10 -$20 2010 Brent- 2011 Brent- 2012 Brent- 2013 Brent- 2014 Brent- 2015 Brent- 2016 Brent- 2017 Brent- 2018F Brent- WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: $(0.67) $(15.81) $(17.57) $(10.77) $(6.48) $(4.86) $(1.71) $(3.88) $(9.70) -$30 2018 1-Jul-12 2-Jul-13 2-Jul-14 2-Jul-15 2-Jul-16 2-Jul-17 2-Jul-18 2-Jan-13 2-Jan-14 2-Jan-15 2-Jan-16 2-Jan-17 2-Jan-18 2-Mar-13 2-Mar-14 2-Mar-15 2-Mar-16 2-Mar-17 2-Mar-18 1-Nov-12 2-Nov-13 2-Nov-14 2-Nov-15 2-Nov-16 2-Nov-17 1-Sep-12 2-Sep-13 2-Sep-14 2-Sep-15 2-Sep-16 2-Sep-17 2-Sep-18 10-Jul-10 10-Jul-11 1-May-12 2-May-13 2-May-14 2-May-15 2-May-16 2-May-17 2-May-18 10-Jan-10 10-Jan-11 10-Jan-12 10-Mar-10 10-Mar-11 10-Mar-12 10-Nov-10 10-Nov-11 10-Sep-10 10-Sep-11 10-May-10 10-May-11 1) Source: Platts as of June 7, 2018; 5-3-2 crack spread based on HSD. Mitsui Forward Curve as of June 7, 2018 2) Crack Spreads: (+/-) Contango/Backwardation 10

Initiatives Underway to Create Sustainable Value

Simplifying Corporate Structure and Divesting Non-Core Assets Following Alon USA acquisition initiatives have been underway to unlock value • Simplified Corporate Structure • On February 7, 2018, acquired remaining limited partner units of Alon USA Partners (ALDW); Delek US previously owned 81.6% of the outstanding common units • All stock for unit transaction for remaining 18.4% of the outstanding common units • Exchange ratio of 0.49 shares of Delek US for each ALDW common unit not already owned by Delek US • Reduces number of public companies to 2 (DK and DKL), lowering public company costs and simplifying corporate structure • Divesting Non-Core West Coast Assets – Approximately $147 million of asset sales to date in 2018 • Paramount, California/AltAir Renewables(1) - Sold for approximately $72.0 million on March 16, 2018 • Expected proceeds included Delek US’ portion of the biodiesel tax credit for 2017 • West Coast Asphalt Terminals – Sold for $75.0 million plus working capital on May 21, 2018 • Evaluating options for Long Beach (1) and Bakersfield, California locations • Goal to achieve $40-$45 million potential cost savings by divesting all California assets (2) and cash flow from asset sales • Exited J Aron financing agreement for California in 2Q18 that should reduce interest and fees • Simplified Debt Structure • Closed on a five year $1.0 billion revolving ABL and seven year $700 million term loan B on March 30, 2018 • Consolidated the number of debt facilities and lowered overall interest cost • Creates an expected additional annualized interest savings of approximately $20.0 million; in addition to cost of capital synergies captured to date as of March 31, 2018 1) At Sept. 30, 2017 Paramount and Long Beach were presented as discontinued operations per accounting requirements due to efforts to divest the operations. Bakersfield remains as part of continuing operations. 12 2) This amounts excludes any benefit from the biodiesel tax credit at AltAir and including a biodiesel tax credit at AltAir the estimated range would be $20.0 to $25.0 million.

Robust Synergy Opportunity from DK/ALJ Combination Steady improvement in expected synergies from transaction ($ in millions) Apr. 2018 Original Type Description Corporate Cost of Capital Operational Commercial Estimate Target $115-$130 • Logistics, purchase and $105-$120 trading benefits from a • $24-$34 m • $20-$35 m Commercial $104 larger platform $85-$105 • Sharing of resources across the platform; Operational improved insurance • $21-$24 m • $13-$15 m and procurement efficiencies • Benefit from Delek US’ financial position to Cost of reduce interest • $34-$35 m • $19-$20 m Capital expense through refinancing efforts • Reducing the number Corporate of public companies; • $36-$37 m • $33-$35 m consolidating functions to improve efficiencies Original Target Target #2 Feb. Target #3 Apr. Captured To 2018 2018 Date 3/31/18 Expect to achieve run-rate synergies of approximately $115-$130 million in 2018; $104 million of annualized synergies captured as of March 31, 2018 13

Krotz Springs Improvement Initiatives Areas of focus to add flexibility and increase margin potential from refinery Improve Units to Add Product Flexibility • Alkylation Project – approx. $103.0 million cost; 1Q19 expected completion • Estimated annual EBITDA(1) $35-$40 million Crude – Transportation and Flexibility • Transportation – focus on reducing the cost of crude oil delivered into Krotz Springs • Flexibility – Working with DKL to explore ways to increase ability to access lower cost crude oil • Create ability to adjust crude slate between LLS and Midland based on market conditions and refinery runs Product Netback Improvement • Build out wholesale business along the Colonial Pipeline system 1) Please see page 34 for a reconciliation of forecasted net income to forecasted EBITDA. 14

Krotz Springs Alkylation Project Expected annual EBITDA $35 to $40 million; Target completion in 1Q19 • Alkylation unit with 6,000 bpd capacity Change in Yields, in 000 bpd • Approx. $103.0 million estimated capital costs with $42.0 million spent as of March 31, 2018 Gasoline Diesel/Jet Heavy Oils Other 11.1 8.7 • Improves refinery flexibility 8.0 8.0 • Converts lower priced isobutane into higher value 22.2 alkylate 22.2 • Enables multiple summer grades of gasoline to be produced 38.4 44.0 • Increases octane to produce premium gasoline • Ability to access local markets Base Alky • Estimated project returns • Estimated annual EBITDA(1) $35-$40 million Gulf Coast CBOB 7.8 – Isobutane Spread $1.40 • Driven by the conversion/reduces dependency on $1.23 $1.21 $1.20 crack spread environment for project return $0.97 • Economics based on 67 cents/gallon spread between $1.00 $0.90 $0.84 CBOB 7.8 and iso-butane $0.69 $0.71 $0.80 $0.69 $0.65 • Sensitivity: each 10 cents/gallon change in spread $0.61 $0.60 equals $3.2 million EBITDA change $0.40 Spread, perSpread, gallon $0.20 $0.00 (2) 1) Please see page 34 for a reconciliation of forecasted EBITDA to forecasted net income. 2) Average of April and May 2018. 15

Logistics Assets Positioned for Growth

Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers Pipelines/Transportation Segment • ~805 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX • ~ 600 mile crude oil gathering system in AR • Storage facilities with 10 million barrels (2) of active shell capacity • Rail Offloading Facility Wholesale/Terminalling Segment • Wholesale and marketing business in Texas • 10 light product terminals(2) TX, TN, AR • Approx. 1.4 million barrels(2) of active shell capacity (1) Includes approximately 240 miles of leased pipeline capacity. (2) Amounts include the Big Spring drop down that was closed in March 2018 with an effective date of March 1, 2018. 17

Increased Drop Down Inventory plus Organic Project Creates Platform to Support Logistics Growth Potential Growth for DKL Strong EBITDA Growth Profile Supporting Distribution Growth (1) ($ in millions) • Delek Logistics provides platform to unlock $250.0 logistics value • Increased access to Permian and Delaware $200 Basin through presence of Big Spring $200.0 refinery $32 $150.0 Target • Improves ability to develop crude oil $126 $5 $37 2019 gathering and terminalling assets • Big Spring Logistics assets dropdown $100.0 closed in March 2018, effective March 1 Note: based on DKL LTM EBITDA + incremental (2) • $40 million est. annualized EBITDA $50.0 benefit from Paline and dropdowns • Completed Paline Pipeline expansion in $- early March 2018 1Q18 LTM Annualized Big Spring Krotz Springs Total EBITDA EBITDA - Paline Dropdown Dropdown Annualized • Capacity to 42,000 bpd from 35,000 expansion March 2018 Inventory EBITDA bpd March 2018 Potential • $5 million est. annualized EBITDA uplift • Potential Dropdown Inventory: • Krotz Springs Assets - $30 to $34 million EBITDA/ year (2) 1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period. 18 2) Please see pages 35 and 36 for a reconciliation of EBITDA of Krotz Springs and Big Spring drop downs, respectively.

Big Spring Dropdown and Green Plains JV Expected to Provide Growth Big Spring Dropdown Green Plains Partners Joint Venture • Closed in March with an effective date of March 1, 2018 • Announced February 20, 2018 definitive agreement to purchase • Purchase price of $315.0 million, which equates to a third party logistics assets subject to customary closing conditions 7.8x EBITDA multiple. and regulatory approval, including clearance under the Hart-Scott- Rodino (HSR) Act that is ongoing • Expected annualized EBITDA of $40.2 million(1) • Financed through a combination of cash on hand and borrowings on the revolving credit facility. • Proposed Acquisition • Two light products terminals – Caddo Mills, TX and North Little Rock, AR – to be purchased from an affiliate of • This acquisition consists of: American Midstream for $138.5 million in cash • Storage tanks and salt wells – ~3.0 million barrels of aggregate shell capacity • Joint venture structure • DKL would contribute its North Little Rock, Arkansas terminal and the Greenville tank farm located in Caddo Mills, Texas • Product terminals – Consists of an asphalt terminal plus approximately $57.25 million in cash that operated at 3,900 bpd during 2H17 and a light products terminal with 54,000 bpd throughput • Green Plains would contribute approximately $81.25 million capacity, which operated at 28,000 bpd during 2H17 in cash • Delek Logistics would be the operator • Marketing agreement –Delek Logistics will provide • Strategic Rationale services necessary to market various refinery • Assets are complementary creating synergy opportunities products produced at the refinery. 2H17 total sales • Positioned to support Delek US’ Tyler, Texas and El Dorado, volume for products to be covered by this AR refineries and grow third party business for DKL agreement was ~74,700 bpd • Expected annualized EBITDA of $19.2 million (1) in 2019 at joint venture level 1) Please see page 36 for a reconciliation of EBITDA. 19

Positive Outlook for Paline Pipeline and West Texas Wholesale Paline Pipeline West Texas Wholesale • Approximately 195-mile 42 kbpd crude oil pipeline from • Operates in an area around the Permian Basin; Longview, TX south to Beaumont complementary to Delek US refining / retail in region: • Allows shippers the ability to ship Midland or Cushing • Purchases refined products from third parties for resale crude barrels to the Gulf Coast at owned and third party terminals in west Texas • Increased capacity in March 2018 • Includes ethanol blending activity Added pump capacity to achieve 42,000 bpd from • Drilling rig count has increased since May 2016; there • (1) 35,000 bpd are currently 477 rigs operating in the Permian Basin • Evaluating potential for additional capacity West Texas Wholesale and Marketing Gross Margin ($ in millions) $30.0 $28.2 $25.0 16,707 bpd $20.3 $20.0 $15.5 $15.0 $14.0 $10.0 $8.5 16,523 18,156 16,707 $8.0 $7.6 Bbl/d $6.9 13,817 $7.2 Bbl/d Bbl/d $2.7 $5.2 15,493 Bbl/d $5.0 14,353 16,357 14,467 13,377 Bbl/d 13,257 Bbl/d Bbl/d Bbl/d Bbl/d Bbl/dV 15,942 Bbl/d $0.0 (2) (2) (2) (2) (2) (2) (2) 2009 2010 2011 2012 2013 2014 2015 2016 2017 1Q17 1Q18 1) Source: Baker Hughes Drilling Rig report through June 1, 2018. 2) RINs gross margin benefit included in the 2013 West Texas gross margin per barrel was approximately $6.4 million, or $0.99/Bbl, 2014 gross margin included $4.6 million, or $0.75/Bbl, 20 2015 gross margin included $5.3 million, or $0.89/Bbl, 2016 gross margin included $6.7 million, or $1.39/bbl, 2017 gross margin included $5.6 million, or $1.11/bbl, 1Q17 gross margin included $1.2 million or $0.86/bbl, 1Q18 gross margin included $1.1 million, or $0.81/bbl

Future Potential Dropdowns to DKL Expected to Benefit Delek US Cash Flow Supports Long Term Distribution Growth at Delek Logistics Delek US GP and IDR Ownership is in DKL in the high splits • DKL distribution was $0.75/unit for 1Q 2018 Total Quarterly Distribution Per Unit Unitholders General Partner • DKL distribution growth Target Amount target per LP unit of at least Minimum Quarterly Distribution below $0.37500 98.0% 2.0% 10% annually through 2019 First Target Distribution $0.37500 to $0.43125 98.0% 2.0% • Delek US Ownership: Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% • 61.5% of LP Units • 2% GP Interest Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0% Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics were to have a long-term distribution growth of 10% per year.(1) $120.0 $ in millions 2016 – 2020E GP distribution CAGR +34% $100.0 $80.0 $39.8 $31.6 $60.0 $23.7 $18.8 $40.0 $12.4 $1.9 $5.0 $51.4 $56.5 $20.0 $38.3 $42.7 $46.4 $28.1 $33.1 $- 2014 2015 2016 2017 2018E 2019E 2020E Distribution - LP Distribution - GP 1) Based on no change in number of units and assumes all units are paid distribution, including IDRs to Delek US and its affiliates. Targeted annual growth rate in distribution based on 10% through 2019 per Delek Logistics guidance in 4Q16 earnings release. Growth based on declared amounts. Growth from 2019 to 2020 based on 10% per year. Delek US and affiliates own 21 approximately 61% of limited partner units and 100% of the general partner units. Information for illustrative purposes only; actual amounts will be determined by Delek Logistics based on future performance and pursuant to its partnership agreement.

DKL: Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased twenty one consecutive times since the IPO $0.705 $0.715 $0.725 $0.750 $0.630 $0.655 $0.680 $0.690 $0.550 $0.570 $0.590 $0.610 $0.475 $0.490 $0.510 $0.530 $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 MQD (1)1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Distributable Cash Flow Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2013 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 1.61x 2.02x 1.42x 1.67x 1.39x 1.30x 1.32x 1.35x 1.25x 1.49x 1.47x 1.06x 1.18x 1.20x 1.29x 1.00x 1.14x 0.98x 0.88x 0.97x 0.96x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Leverage Ratio (5) 3.83x 4.60x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.88x 3.72x 3.77x 2.28x 2.40x 1.70x 1.58x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 37 for reconciliation. 3) 1Q18 based on total distributions paid on May 15, 2018. 4) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek 22 rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 5) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

Opportunities for Retail Integrated wholesale marketing and retail network at Big Spring; complementary to DKL West Texas Current Retail Operations Prior Retail Experience • Approximately 300 store retail system in • Built Southeast U.S. retail system Central/West Texas and New Mexico with 348 stores • Big Spring refinery supplies ~635 • In November 2016 sold the network branded sites, including for $535.0 million, net cash proceeds substantially all of Alon’s retail sites of $377.3 million before tax • Opportunity to invest in business to • Deal value of approximately 12.7x improve store base and grow over time to EBITDA multiple increase retail system value Comparative Retail Transaction EBITDA Multiples Albuquerque Phoenix Tucson Wichita Falls El Dorado Abilene Median: 10.4x Tyl 19.3x Big Spring er 16.4x El Paso 13.6x 12.7x 10.4x Legend: Krotz 6.9x 7.9x 7.8x Springs Refineries Branded license agreement and payment card location Susser Hess Pioneer Aloha Warren Pantry CST DK Branded company-operated and distributor location Unbranded supply available (2014) (2014) (2014) (2014) (2014) (2014) Brands Retail DKL served terminals (2016) (2016) 23

Solid Financial Position

Financial Strength and Flexibility to Support Initiatives At March 31, 2018 approximately $1 billion of cash Cash Balance ($MM) (1) • Focused on growing business, while maintaining $1,018 $932 financial flexibility • Sold retail assets in Nov. 2016 for $535 million $590 $689 • Closed Alon transaction on July 1, 2017 $430 $383 $219 $287 • At March 31, 2018, cash balance of $1.0 billion $40 and net debt of $943 million • Net debt of $209 million excluding DKL 2010 2011 2012 2013 2014 2015 2016 2017 Mar 31 related cash/debt 2018 Capitalization as of March 31, 2018 (2) • Current balance sheet expected to have $ in millions financial flexibility to support: • Capital allocation program focused on investment, return to shareholders and growth over cycle 1) Amounts prior to 4Q16 have been adjusted to remove cash associated the retail operations that were sold in November 2016. 25 2) Based on company filings as of 5/7/18.

Capital Allocation Focused on Long-Term Value Creation • Invest in the business Historical Capital Spending (3) • 2018 spending includes the Alkylation Project at Krotz Springs ($ in millions) • 1Q 2019 El Dorado Turnaround planning underway • Programs in place allow different options to return cash to $232.3 shareholders $213.6 $191.0 $177.5 $157.1 • 2Q18 increased regular dividend by 25% to $0.25/qtr $46.3 $88.6 • Follows a 1Q18 increased regular dividend by 33% to $0.20/qtr 2012A 2013A 2014A 2015A 2016A 2017A 2018E • New $150 million DK share repurchase plan(1) approved in 1Q18; total authorization available of $180 million • Announced $147 million of asset divestitures in 1Q18 Dividends Declared ($/share) DK Share Repurchases ($MM) $0.95 $1.00 $0.95 Regular Special $95.3 $0.40 $0.40 $74.6 $0.60 $0.60 $0.60 $0.60 $42.3 $0.33 $0.39 $37.0 $0.60 $0.15 $0.55 $25.0 $6.0 $0.15 $0.15 $0.21 (2) 2010 2011 2012 2013 2014 2015 2016 2017 2018F 2013 2014 2015 2016 4Q17 1Q18 1) These plans do not have expiration dates. 2) Based on 1Q18 quarterly dividend of $0.20/share declared on 2/26/18 plus 2Q18 dividend of $0.25/share and assumes $0.25/share dividend in 3Q18 and 4Q18. Actual amount for 2018 subject to approval by the Board of Directors during the year. 26 3) In addition to 2018 capital expenditures shown, there is approximately $79.6 million of midstream projects to enhance Delek’s Permian position.

Initiatives Underway to Create Sustainable Value Execution of strategic initiatives • $104 million captured on annualized basis in 1Q18 Synergies • Increased annualized target range to $115 million to $130 million • On track to reach annualized goal in 2018 Invest in the Business • Improve Krotz Springs refinery flexibility • $103 million project; expected completion in 1Q19 (Alkylation Project) • $35 to $40 million annual EBITDA potential Invest in the Business • Increased capacity to 42,000 bpd from 35,000 bpd (Paline Capacity Increase) • $5.0 million potential EBITDA uplift on annual basis • Divest assets to create cash flow to Delek US Divest Non-Core Assets • $40 to $45 million(1) potential savings from CA assets • Sold $147 million of non-core asset in 2018 to date • Completed $315 million Big Spring dropdown to DKL- $40 million annualized EBITDA Unlock Logistics Value • Approximately $32 million of potential logistics annualized EBITDA in dropdown inventory • Supports growth at DKL 1) This amounts excludes any benefit from the biodiesel tax credit at Alt Air. Including a biodiesel tax credit at Alt Air the estimated range would be $20.0 to $25.0 million. 27

Questions and Answers Significant Organic Focus on Long-Term Growth / Margin Shareholder Returns Improvement Opportunities An Integrated and Permian Focused Diversified Refining, Financial Flexibility Refining System Logistics and Marketing Company Complementary Logistics Systems 28

Appendix

Delek US Focused on Growth through Acquisitions 2005 to 2007 2011 to 2012 2013 to Current 2011 Crude Increased Gathering SALA Gathering East and West Texas Gathering Lion Oil acquisition 2012 DKL Joint Ventures 2011 Crude Nettleton RIO Pipeline Paline Pipeline Pipeline Caddo Pipeline Logistics $50 mm $12.3 mm Exp. Inv.: ~$104 mm 2005 2011 2013 2014 2015 2018 2017 Tyler refinery & Lion refinery & Biodiesel Biodiesel 47% Acquired rest Acquired rest Refining related assets related pipeline & terminals Facility Facility ownership of Alon USA of Alon USA $68.1 mm(1) $228.7 mm(1) $5.3 mm $11.1 mm in Alon USA Partners 2014 2006 2012 2013 2013 2014 Assets Purchased Assets Frank Product Abilene & San Angelo Big Sandy Tyler-Big Sandy North Little Rock Mt. Pleasant Thompson terminals terminal & pipeline Pipeline Product Terminal System Logistics Transport $55.1 mm $11.0 mm $5.7 mm $5.0 mm $11.1 mm (2) $11.9 mm Acquisition Completed 2015 171 retail fuel & 2016 2017 2011 - 2014 47% convenience stores Sold MAPCO Acquired rest Retail Building new large format convenience stores ownership & related assets for $535mm of Alon USA in Alon USA $157.3 mm (1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries. (2) Mt. Pleasant includes $1.1 million of inventory. 30 Refinery Segment Logistics Segment Retail Segment

Current Delek US Corporate Structure 94.6% (1) Delek US Holdings, Inc. ownership interest NYSE: DK Market Cap: $4.8 billion(2) Delek Logistics GP, LLC (the General Partner) 61.5% interest in LP units 2.0% interest General partner interest Incentive distribution Delek Logistics Partners, LP rights NYSE: DKL Market Cap: $700 million(2) 1) As of March 31, 2018, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. 2) Market cap based on share and unit prices on June 7, 2018. 31

Access to Midland Crude Oil Benefits Margins WTI Midland vs. WTI Cushing Crude Oil Pricing ($ per barrel) $2.00 $0.00 ($2.00) ($4.00) ($6.00) ($8.00) Approx. 207,000 ($10.00) bpd of Midland crude oil in DK ($12.00) system ($14.00) Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Oct-11 Oct-12 Oct-13 Oct-14 Oct-15 Oct-16 Oct-17 Apr-11 Apr-12 Apr-13 Apr-14 Apr-15 Apr-16 Apr-17 Apr-18 Feb-11 Sep-11 Feb-12 Sep-12 Feb-13 Sep-13 Feb-14 Sep-14 Feb-15 Sep-15 Feb-16 Sep-16 Feb-17 Sep-17 Feb-18 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Aug-11 Aug-12 Aug-13 Aug-14 Aug-15 Aug-16 Aug-17 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 Source: Argus – as of June 7, 2018 32

U.S. Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US Brent-WTI Cushing Spread Per Barrel (1) WTI 5-3-2 Gulf Coast Crack Spread Per Barrel(2) LLS 5-3-2 Gulf Coast Crack Spread Per Barrel(2) $50 $40 $30 $20 $10 $0 -$10 -$20 -$30 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Nov-10 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 May-10 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 1) Source: Platts as of June 7, 2018; 5-3-2 crack spread based on HSD 2) Crack Spreads: (+/-) Contango/Backwardation 33

Non-GAAP Reconciliations of Potential Alkylation Project EBITDA(1) Reconciliation of Forecast U.S. GAAP Net Income (Loss) to Forecast Forecasted EBITDA for Alkylation Project Range Forecasted Net Income $ 17.8 $ 21.0 Add: Interest Expense, net — — Income tax expense 10.3 12.1 Depreciation and amortization 6.9 6.9 Forecasted EBITDA $ 35.0 $ 40.0 1) Based on projected range of potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on timing of completion, performance of the project and market conditions. 34

Non-GAAP Reconciliations of Krotz Springs Potential Dropdown EBITDA(1) 1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 35

Non-GAAP Reconciliations of EBITDA (1) DKGP Energy Terminals LLC Reconciliation of Forecasted 2019 Net Income to Forecasted EBITDA DKGP Joint ($ in millions) Venture (2) Forecasted Net Income $ 11.0 Add: Income tax expense - Depreciation and amortization 8.2 Interest expense, net - Forecasted EBITDA $ 19.2 Big Spring Logistics Drop Down and Marketing Agreement Reconciliation of Forecasted Annualized Net Income to Forecasted EBITDA Tanks, Terminals ($ in millions) and Marketing Agreement Forecasted Net Income $ 13.3 Add: Income tax expense - Depreciation and amortization 5.1 Amortization of customer contract intangible assets 7.2 Interest expense, net 14.6 Forecasted EBITDA $ 40.2 1) Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 2) This amount represents the forecasted 2019 performance for the total joint venture. Each partner will record performance based on their respective percentage ownership in the joint 36 venture.

DKL: Reconciliation of Cash Available for Distribution 1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. 2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 37 Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

DKL: Income Statement and Non-GAAP EBITDA Reconciliation 1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. 2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns. Note: May not foot due to rounding. 38

Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1323 615-435-1366